UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2018

MARATHON PATENT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36555	01-0949984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11601 Wilshire Blvd., Ste. 500 Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 804-1690

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 1.01	Entry into a Material Definitive Agreement.

On March 8, 2018, Marathon Patent Group, Inc., a Nevada corporation (collectively with its subsidiaries and affiliates, the “Company”) and its subsidiary, Clouding Corp., a California corporation (“Clouding”) entered into a Settlement Agreement and Release of Claims (the “Settlement Agreement”) with Symantec Corporation (“Symantec”). Pursuant to the Settlement Agreement, in consideration for an undisclosed amount, Symantec agreed to settle its disputes and dismiss the actions brought against the Company, Clouding, IP Navigation Group, LLC, Clouding IP, LLC, William J. Carter, and Erich Spangenberg, each with prejudice. The first case commenced in the Superior Court of California for the County of Los Angeles (the “Los Angeles Action”) and Symantec thereafter filed a second case in the United States District Court for the District of Delaware (the “Delaware Action”) naming IP Navigation Group, LLC and Erich Spangenberg as defendants.

Under the terms of the Settlement Agreement, the Marathon Releasees, Clouding Releasees and the Other Defendant Releasees (as such terms are defined in the Settlement Agreement) will be released from claims from any and all claims or causes of action based upon, related to, or arising from the allegations that were made, or could have been made, with respect to the subject matter of the pleadings filed in the Los Angeles Action and the Delaware Action, and as further set forth in the Settlement Agreement. The Settlement Agreement contains no admission of wrongdoing, liability or obligation to any of the other parties, except as otherwise set forth therein.

Within five (5) court days of payment of the undisclosed consideration set forth in the Settlement Agreement, Symantec shall cause the dismissal with prejudice of any and all claims, actions, proceedings, lawsuits, and causes of action it has filed against any of the Marathon Releasees, the Clouding Releasees, and/or any of the Other Defendant Releasees including, without limitation, the entirety of the Los Angeles Action and of the Delaware Action.

In addition, pursuant to the Settlement Agreement, the Company will not initiate or continue any judicial or administrative proceeding anywhere in the world against Symantec, its affiliates, or any of its or their suppliers, distributors or customers, based upon any claim that the manufacture, use, sale, license, distribution, offer for sale, offer for license, import, export, or other exploitation of a Symantec Product (as defined in the Settlement Agreement) constitutes infringement of any patent.

The foregoing description of the terms of the Settlement Agreement set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the Settlement Agreement by and between the Company and Symantec Corporation, which Settlement Agreement is filed as Exhibit 10.1 hereto

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On March 7, 2018, the Company held its 2017 annual meeting of shareholders (the “Meeting”). As of the record date for the Meeting, 15,062,386 shares of common and preferred stock, on an as converted basis and eligible to vote, were issued and outstanding. A total of 11,448,855 shares of common and preferred stock, constituting a quorum, were present and accounted for at the Meeting. At the Meeting, the Company’s shareholders approved the following proposals:

(i)	The approval of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of up to 25% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d);

The proposal was approved and the votes were cast as follows:

For	Against	Abstain
5,209,944	276,643	56,935

(ii)

The approval of any change of control that could result from the potential issuance of securities in the non-public offerings following approval of Proposal No. 1, as required by and in accordance with Nasdaq Marketplace Rule 5635(b);

The proposal was approved and the votes were cast as follows:

For	Against	Abstain
5,294,128	215,777	33,617

(iii)

The election of the Class III director to serve until the 2020 annual meeting of shareholders and until a respective successor has been duly elected and qualified, or until such director’s earlier resignation, removal or death;

The proposal was approved and the votes were cast as follows:

For	Against	Abstain
5,398,904	98,893	45,725

(iv)	The approval of, on an advisory basis, the 2017 compensation of the Company’s named executive officers;

The proposal was approved and the votes were cast as follows:

For	Against	Abstain
5,290,533	206,369	46,169

(v)	The recommendation of, in a non-binding vote, whether a shareholder vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years.

The votes were cast as follows:

One Year	Two Years	Three Years
1,164,846	114,091	4,239,903

(vi)	The approval of the Company’s 2018 Equity Incentive Plan, including the reservation of 10,000,000 shares of the Company’s common stock thereunder;

The proposal was approved and the votes were cast as follows:

For	Against	Abstain
4,496,240	255,569	791,312

(vii)	The ratification of the appointment of RBSM, LLP as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2017;

The proposal was approved and the votes were cast as follows:

For	Against	Abstain
11,078,732	210,675	159,438

ITEM 7.01	Regulation FD Disclosure.

On March 12, 2018, the Company issued a press release announcing that the Company’s wholly owned subsidiary, Marathon Crypto Mining, Inc., has commenced bitcoin mining operations in its facility located in Quebec.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
10.1	Settlement Agreement and Release of Claims, dated March 8, 2018.
99.1	Marathon Patent Group, Inc., Press Release dated March 12, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 13, 2018

MARATHON PATENT GROUP, INC.

By:	/s/ Francis Knuettel II
Name:	Francis Knuettel II
Title:	Chief Financial Officer